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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) April 1, 1998



                              NEOTHERAPEUTICS, INC.
             (Exact name of registrant as specified in its charter)




          Delaware                    0-28782             93-0979187
(State or other jurisdiction        (Commission         (IRS Employer
     of incorporation)              File Number)     Identification No)




    157 Technology Drive, Irvine, California              92618
    (Address of principal executive offices)            (Zip Code)




        Registrant's telephone number, including area code (714) 788-6700




                                 Not Applicable
          (Former name or former address, if changed since last report)


                             Exhibit Index on Page 3


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ITEM 5.  OTHER EVENTS

        Reference is made to the press releases issued to the public by the Registrant on April 1, 1998, the text of which are attached hereto as Exhibits
99.1 and 99.2, for a description of the events reported pursuant to this Form
8-K.

        Reference is made to the web page transcript to be used by the Registrant on the Registrant's world wide web page attached hereto as Exhibit
99.3 and is incorporated herein by reference.

ITEM 7.  EXHIBITS

        Exhibits:
        ---------
          99.1        Press Release dated April 1, 1998.
          99.2        Press Release dated April 1, 1998.
          99.3        Transcript of registrant's web site.


                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       NEOTHERAPEUTICS, INC.



Date:  April 1, 1998                   By:  /s/ SAMUEL GULKO
                                          --------------------------------------
                                          Samuel Gulko
                                          Chief Financial Officer

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                                  EXHIBIT INDEX


             Exhibits              Description
             --------              -----------
               99.1          Press Release dated April 1, 1998.
               99.2          Press Release dated April 1, 1998.
               99.3          Transcript of registrant's web site.


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